SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                November 13, 2003
                                 Date of Report
                        (Date of earliest event reported)


                        First Chester County Corporation
             (Exact name of registrant as specified in its charter)



Pennsylvania                     0-12870                        23-2288763
(State or other                (Commission                  (I.R.S. Employer
 jurisdiction of                File Number)                 Identification No.)
 incorporation)



                9, North High Street, West Chester, Pennsylvania
                    (Address of principal executive offices)



                                 (484) 881-4000
              (Registrant's telephone number, including area code)


                         (Former name or former address,
                         if changed since last report.)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 13, 2003, the First Chester County Corporation (the "Company") announced the issuance of $10.0 million trust preferred securities through a special purpose trust created for this purpose. A copy of FCCC's press release announcing this event is furnished as Exhibit 99 to this Current Report on Form 8-K. The proceeds of the offering will be used to support First National Bank of Chester County's core growth and to purchase common stock under a stock repurchase program approved by the Board of Directors on October 16, 2003. The repurchase program authorized a repurchase of up to an aggregate amount of $10.0 million of the Corporation's outstanding common stock over the course of the next two years. Such purchases will be made through open market and private transactions. Shares repurchased will be held as treasury stock and may be reissued through exercise of stock options, employee 401(k) purchases, or other corporate purposes.





ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

-------------------- -----------------------------------------------------------
    Exhibit No.                     Description
-------------------- -----------------------------------------------------------
-------------------- -----------------------------------------------------------
        99           Press release, dated November 13, 2003.

-------------------- -----------------------------------------------------------

ITEM 9. REGULATION FD DISCLOSURE

First Chester County Corporation (the "Company") issued a press release concerning the issuance of $10.0 million in trust preferred securities, on November 13, 2003. The Company's press release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein. The information in this Item 9 and Exhibit 99 shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 13, 2003                      FIRST CHESTER COUNTY CORPORATION

                                                By:    /s/Kevin C. Quinn
                                                       -------------------------
                                                Name:  Kevin C. Quinn
                                                Title: President

                                  EXHIBIT INDEX

-------------------- -----------------------------------------------------------
    Exhibit No.                       Description
-------------------- -----------------------------------------------------------
-------------------- -----------------------------------------------------------
        99           Press release, dated November 13, 2003.

-------------------- -----------------------------------------------------------

                                   EXHIBIT 99

Press Release

November 13, 2003

Contact:
John C. Stoddart
Shareholder Relations Officer
484-881-4141
john.stoddart@fnbchestercounty.com


First Chester County Corporation Announces Issuance of $10.0 Million in Trust Preferred Securities

First Chester County Corporation (OTC: FCEC), parent company of First National Bank of Chester County (the "Bank"), announced today that it issued $10.0 million of trust preferred securities through a special purpose trust created for this purpose. The trust preferred securities have a stated maturity of 30 years and are callable at par after five years. The securities pay cash distributions at a per annum rate and reset quarterly at the three month LIBOR plus 2.95%.

The proceeds of the offering will be used to support First National Bank of Chester County's core growth and to purchase common stock under a stock repurchase program approved by the Board of Directors on October 16, 2003. The repurchase program authorized a repurchase of up to an aggregate amount of $10.0 million of the Corporation's outstanding common stock over the course of the next two years. Such purchases will be made through open market and private transactions. Shares repurchased will be held as treasury stock and may be reissued through exercise of stock options, employee 401(k) purchases, or other corporate purposes.

The trust preferred securities have not been and will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the trust preferred securities, which may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements, and is being issued pursuant to, and in accordance with, Rule 135c under the Securities Act of 1933, as amended.


First Chester County Corporation is the holding company for First National Bank of Chester County a nationally chartered, full service commercial bank. The Bank had assets of $680.0 million as of September 30, 2003, and operates 17 full service branch offices and 24 ATM's in the greater-Chester County area. The Bank's vision is to be the preferred financial choice of individuals, businesses, local government, and organizations seeking solutions, delivery, trust and excellence. The Bank recently celebrated its 140 year anniversary and is committed to remaining the largest independent National Bank headquartered in Chester County.


This  release  may  contain  forward-looking  statements  within the  meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are based on current intentions and expectations. However, because such statements pertain to future events and circumstances, any of the statements could prove to be inaccurate. Therefore, there can be no assurance that the forward-looking statements contained in this release will prove to be accurate. Additional information that could cause future events to vary materially from the results anticipated may be found in the Corporation's most recent Form 10-K and other reports filed with the Securities and Exchange Commission. Furthermore, the Corporation disclaims any obligation or intent to update any such factors or forward-looking statements in light of future events and developments. First Chester County Corporation has 4,519,405 shares outstanding and is traded in the over-the-counter market under the symbol of "FCEC." For more information, please contact the Bank's Shareholder Relations Department at 484-881-4141 or visit our interactive website at www.fnbchestercounty.com.